UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 2, 2020
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Bandwidth, Inc. (“Bandwidth”) solely for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Bandwidth with the Securities and Exchange Commission on November 2, 2020 (the “Original Form 8-K”) in connection with its acquisition of Voice Topco Limited (“Voice Topco”). Voice Topco directly or indirectly holds all of the issued and outstanding shares of Voxbone, S.A., which is the operating subsidiary of Voice Topco. Voice Topco and its subsidiaries are collectively referred to “Voxbone” herein. This Current Report on Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.
Bandwidth has prepared the following unaudited pro forma condensed combined financial information pursuant to the requirements of Article 11 of Regulation S-X, as amended by SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses. Bandwidth has voluntarily complied with Release No. 33-10786 in advance of its mandatory compliance date. The unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the Transaction.

Item 9.01 Financial Statements and Exhibits
(a) Financial statements of business acquired.
The following financial statements of Voxbone are being filed as an exhibit to this amendment and are included herein:
Exhibit 99.1 — Voxbone unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2020 and audited consolidated financial statements of Voxbone as of and for the years ended December 31, 2019 and 2018.
(b) Unaudited pro forma financial information.
The following pro forma financial information is being filed as an exhibit to this amendment and is included herein:
Exhibit 99.2 — Unaudited pro forma condensed combined balance sheet and statements of operations as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of [KPMG LLP, Independent Registered Public Accounting Firm]
99.1	Unaudited condensed consolidated financial statements of Voxbone as of and for the nine months ended September 30, 2020 and audited consolidated financial statements of Voxbone as of and for the years ended December 31, 2019 and 2018
99.2	Unaudited pro forma condensed combined balance sheet and statements of operations as of and for the nine months ended September 30, 2020 and statement of operations for the year ended December 31, 2019
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: January 14, 2021	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer